EXHIBIT 99.3

bREITBurn Energy Partners L.P.

BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Balance Sheet
As of September 30, 2013

Thousands of dollars	BreitBurn Energy Partners L.P. Historical	Pro Forma Adjustments (Note 3)		BreitBurn Energy Partners L.P. Pro Forma
ASSETS
Current assets
Cash	$2,818	$-		$2,818
Accounts and other receivables, net	115,931	-		115,931
Derivative instruments	16,558	-		16,558
Related party receivables	530	-		530
Inventory	11,118	-		11,118
Prepaid expenses	3,071	-		3,071
Intangibles, net	6,554			6,554
Total current assets	156,580	-		156,580
Equity investments	7,126	-		7,126
Property, plant and equipment
Oil and gas properties	4,409,806	303,179	(a)	4,712,985
Non-oil and gas assets	15,986	-		15,986
Property, plant and equipment	4,425,792	303,179		4,728,971
Accumulated depletion and depreciation	(813,713)	-		(813,713)
Net property, plant and equipment	3,612,079	303,179		3,915,258
Other long-term assets
Intangibles	6,693	-		6,693
Derivative instruments	71,085	-		71,085
Other long-term assets	46,893	-		46,893

Total assets	$3,900,456	$303,179		$4,203,635

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$50,653	$-		$50,653
Derivative instruments	12,388	-		12,388
Revenue and royalties payable	26,576	-		26,576
Wages and salaries payable	12,154	-		12,154
Accrued interest payable	29,467	-		29,467
Accrued liabilities	36,645	-		36,645
Total current liabilities	167,883	-		167,883

Credit facility	1,090,000	302,110	(b)	1,392,110
Senior notes, net	755,699	-		755,699
Deferred income taxes	2,739	-		2,739
Asset retirement obligation	111,642	1,069	(a)	112,711
Derivative instruments	1,775	-		1,775
Other long-term liabilities	4,431	-		4,431
Total liabilities	2,134,169	303,179		2,437,348
Commitments and contingencies
Equity
Partners' equity	1,766,287	-		1,766,287
Total equity	1,766,287	-		1,766,287

Total liabilities and equity	$3,900,456	$303,179		$4,203,635

See the accompanying notes to the unaudited pro forma combined financial statements.

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BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Statements of Operations
For the Nine Months Ended September 30, 2013

Thousands of dollars, except per unit amounts	BreitBurn Energy Partners L.P. Historical	Whiting Assets Hisotrical (Note 4)		Permian Basin Assets Historical (Note 4)		Pro Forma Adjustments (Note 4)		BreitBurn Energy Partners L.P. Pro Forma

Revenues and other income items
Oil, NGLs and natural gas sales	$467,061	$119,742	(a)	$51,278	(a)	$-		$638,081
Loss on commodity derivative instruments, net	(11,948)	-				-		(11,948)
Other revenue, net	2,197	-		-		-		2,197
Total revenues and other income items	457,310	119,742		51,278		-		628,330
Operating costs and expenses
Operating costs	181,889	32,734	(a)	7,425	(a)	-		222,048
Depletion, depreciation and amortization	154,456	-		-		42,912	(b)	197,368
General and administrative expenses	44,695	-		-		(2,630)	(b)	42,065
Loss on sale of assets	139	-		-		-		139
Total operating costs and expenses	381,179	32,734		7,425		40,282		461,620

Operating income (loss)	76,131	87,008		43,853		(40,282)		166,710

Interest expense, net of capitalized interest	60,387	-		-		18,447	(c)	78,834
Other income, net	(5)	-		-		-		(5)
Total other expense	60,382	-		-		18,447		78,829

Income (loss) before taxes	15,749	87,008		43,853		(58,729)		87,881

Income tax expense	628	-		-		-		628

Net income (loss) attributable to the partnership	$15,121	$87,008		$43,853		$(58,729)		$87,253

Basic net income per unit	$0.15							$0.88
Diluted net income per unit	$0.15							$0.87

Weighted average number of units used to calculate (d)
Basic net income per unit	99,634							99,634
Diluted net income per unit	99,989							99,989

See the accompanying notes to the unaudited pro forma combined financial statements.

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BreitBurn Energy Partners L.P. and Subsidiaries
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2012

	BreitBurn Energy Partners L.P.	AEO Assets Historical		Whiting Assets Historical		Permian Basin Assets Historical		Pro Forma Adjustments		BreitBurn Energy Partners L.P.
Thousands of dollars, except per unit amounts	Historical	(Note 4)		(Note 4)		(Note 4)		(Note 4)		Pro Forma

Revenues and other income items
Oil, NGLs, and natural gas sales	$413,867	$27,468	(a)	$239,528	(a)	$25,428	(a)	$-		$706,291
Gain on commodity derivative instruments, net	5,580	-		-		-		-		5,580
Other revenue, net	3,548	-		-		-		-		3,548
Total revenues and other income items	422,995	27,468		239,528		25,428		-		715,419
Operating costs and expenses
Operating costs	195,779	5,868	(a)	62,166	(a)	3,849	(a)	-		267,662
Depletion, depreciation and amortization	149,565	-		-		-		78,249	(b)	227,814
General and administrative expenses	55,465	-		-		-		1,000	(b)	56,465
Loss on sale of assets	486	-		-		-		-		486
Total operating costs and expenses	401,295	5,868		62,166		3,849		79,249		552,427

Operating income (loss)	21,700	21,600		177,362		21,579		(79,249)		162,992

Interest expense, net of capitalized interest	61,206	-		-		-		29,013	(c)	90,219
Loss on interest rate swaps	1,101	-		-		-		-		1,101
Other expense, net	48	-		-		-		-		48
Total other expense	62,355	-		-		-		29,013		91,368

Income (loss) before taxes	(40,655)	21,600		177,362		21,579		(108,262)		71,624

Income tax expense	84	-		-		-		-		84

Net income (loss)	(40,739)	21,600		177,362		21,579		(108,262)		71,540
Less: Net income attributable to noncontrolling interest	(62)	-		-		-		-		(62)

Net income (loss) attributable to the partnership	$(40,801)	$21,600		$177,362		$21,579		$(108,262)		$71,478

Basic net income (loss) per unit	$(0.56)									$0.72
Diluted net income (loss) per unit	$(0.56)									$0.71

Weighted average number of units used to calculate
Basic net income (loss) per unit	72,745							25,907		98,652
Diluted net income (loss) per unit	72,745							28,414		101,159

See the accompanying notes to the unaudited pro forma combined financial statements.

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Notes to the Unaudited Pro Forma Combined Financial Statements

1.	General

BreitBurn Energy Partners L.P. is a Delaware limited partnership formed on March 23, 2006. BreitBurn Energy Partners L.P. completed its initial public offering in October 2006. References in this filing to “the Partnership,” “we,” “our,” “us” or like terms refer to BreitBurn Energy Partners L.P. and its subsidiaries. We are an independent oil and gas partnership focused on the acquisition, exploitation and development of oil and gas properties in the United States.

On December 30, 2013, the Partnership and BreitBurn Operating L.P. (“BreitBurn Operating”), our wholly owned subsidiary, completed the acquisition of certain assets from CrownRock, L.P (“CrownRock”), Lynden USA Inc. (“Lynden”) and other additional interests in certain of the acquired assets in the Permian Basin from other sellers (together with the CrownRock and Lynden Acquisition the “Permian Basin Assets”). The Partnership paid $282.2 million and $19.3 million in cash subject to customary purchase price adjustments to CrownRock (the “CrownRock Acquisition”) and Lynden (the “Lynden Acquisition”), respectively. The amount paid to the other sellers was approximately $0.6 million. The assets acquired consist of oil and gas producing and non-producing properties located in the Wolfberry field in the Permian Basin of West Texas as further defined in the Purchase and Sale Agreement (the “CrownRock Assets” and the “Lynden Assets”).

On July 15, 2013, the Partnership and BreitBurn Operating L.P. completed the acquisition of certain assets from Whiting Oil and Gas Corporation (“Whiting”), a wholly owned subsidiary of Whiting Petroleum Corporation (the “Whiting Acquisition”). The Partnership paid approximately $845.3 million in cash, including post-closing adjustments. The assets acquired consist of oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma, including the related gathering and processing facilities, Hough crude oil pipeline, a 60% interest in the 120-mile Transpetco-operated CO2 transportation pipeline and other assets as further defined in the Purchase and Sale Agreement (the “Whiting Assets”).

On November 30, 2012, the Partnership and BreitBurn Operating completed the acquisition of certain assets from American Energy Operations, Inc. (“AEO”). The Partnership paid AEO approximately $38 million in cash and issued them approximately 3.01 million common units representing limited partner interests in the Partnership (“Common Units”) (the “AEO Acquisition”). The AEO Acquisition consisted principally of oil properties located in the Belridge Field in Kern County, California (the “AEO Assets”).

We account for acquisitions as business combinations using the acquisition method of accounting.

2.	Basis of Presentation

The Partnership’s unaudited pro forma combined balance sheet at September 30, 2013 has been presented to show the effect as if the CrownRock Acquisition and the Lynden Acquisition had occurred on September 30, 2013. The unaudited pro forma combined balance sheet at September 30, 2013 does not include the effect of the acquisitions from the other sellers in the Permian Basin Acquisitions as the amounts were not material. The Whiting Acquisition and the AEO Acquisition were already included in our balance sheet at September 30, 2013.

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 have been presented based on the individual statements of operations of the Partnership, and reflect the pro forma operating results attributable to the CrownRock Assets, Lynden Assets, Whiting Assets and the AEO Assets as if the acquisitions and the related transactions had occurred on January 1, 2012. Our historical statements of operations include operating results from the AEO Assets for the nine months ended September 30, 2013 and, as such, there are no pro forma adjustments related to the AEO Assets for this period. Our historical statements of operations include operating results from the Whiting Assets for the period from July 15, 2013 to September 30, 2013 and, as such, the pro forma adjustments related to the Whiting Assets for the period January 1, 2013 to July 15, 2013 are included for the nine months ended September 30, 2013. In 2012, our historical statements of operations include operating results from the AEO Assets for December 2012 and, as such, these are pro forma adjustments related to the AEO Assets for the eleven months period ended November 30, 2012. The pro forma adjustments related to the Whiting Assets are for the entire 2012 year.

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Pro forma data is based on currently available information and certain estimates and assumptions as explained in the notes to the unaudited pro forma combined financial statements. Pro forma data is not necessarily indicative of the financial results that would have been attained had the CrownRock Acquisition, the Lynden Acquisition, the Whiting Acquisition and the AEO Acquisition occurred on January 1, 2012. As actual adjustments may differ from the pro forma adjustments, the pro forma amounts presented should not be viewed as indicative of operations in future periods. The accompanying unaudited pro forma combined financial statements of the Partnership should be read in conjunction with our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, our Annual Report on Form 10-K for the year ended December 31, 2012, as amended, the statement of revenues and direct operating expenses for the CrownRock Assets and Lynden Assets and the notes thereto filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. The statement of revenues and direct operating expenses for the AEO Assets and the related notes thereto filed as Exhibit 99.2 to our Current Report on Form 8-K filed on December 6, 2012. The statement of revenues and direct operating expenses for the Whiting Assets and the related notes thereto filed as Exhibit 99.1 to our Current Report on Form 8-K/A filed on August 30, 2013.

3.	Pro Forma Adjustments to the Unaudited Combined Balance Sheet

Pro forma adjustments to the Unaudited Combined Balance Sheet for the period ended September 30, 2013 reflect the acquisition and the preliminary purchase price allocation for the 2013 Permian Basin Assets, assuming borrowings were made under our Second Amended and Restated Credit Agreement.

The preliminary purchase price allocation is based on discounted cash flows, quoted market prices and estimates made by management, the most significant assumptions related to the estimated fair values assigned to oil and gas properties. To estimate the fair values of the properties, estimates of oil and gas reserves were prepared by management in consultation with independent engineers. We apply estimated future prices to the estimated reserve quantities acquired, and estimate future operating and development costs to arrive at estimates of future net revenues. For estimated proved reserves, the future net revenues are discounted using a weighted average cost of capital, which approximated 10%.

The preliminary purchase price allocation is subject to final closing adjustments. We expect to finalize the purchase price allocation within one year of the acquisition date.

(a)	The preliminary allocation of the purchase price for the 2013 Permian Basin Assets is summarized below:

Thousands of dollars
Oil and gas properties - proved	$258,728
Oil and gas properties - unproved	44,451
Asset retirement obligation	(1,069)
$302,110

(b)	The purchase price was approximately $302.1 million and the payment was made with borrowings under our Second Amended and Restated Credit Agreement.

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4. Pro Forma Adjustments to the Unaudited Combined Statement of Operations

Pro forma adjustments to the Consolidated Statement of Operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 assume the CrownRock, Lynden, Whiting and AEO acquisitions were consummated on January 1, 2012.

The unaudited pro forma combined statements of operations have been adjusted as follows:

(a)	Record revenue and direct operating expenses for the acquired assets derived from historical financial records.

For the nine months ended September 30, 2013:

Permian Basin Assets - for the nine months ended September 30, 2013, $51.3 million of revenue and $7.4 million of direct operating expenses.

Thousands of dollars	CrownRock, L.P. Historical	Lynden USA Inc. Historical	Permian Basin Assets Historical

Revenues	$47,439	$3,839	$51,278

Direct Operating Expenses	6,960	465	7,425

Revenues in excess of directing operating expenses	$40,479	$3,374	$43,853

Whiting - for the period January 1, 2013 to July 15, 2013, $119.7 million of revenue and $32.7 million of direct operating expenses.

For the year ended December 31, 2012:

Permian Basin Assets - for the year ended December 31, 2012, $25.4 million of revenue and $3.8 million of direct operating expenses.

Thousands of dollars	CrownRock, L.P. Historical	Lynden USA Inc. Historical	Permian Basin Assets Historical

Revenues	$24,248	$1,180	$25,428

Direct Operating Expenses	3,734	115	3,849

Revenues in excess of directing operating expenses	$20,514	$1,065	$21,579

Whiting - for the year ended December 31, 2012, $239.5 million of revenue and $62.2 million of direct operating expenses.

AEO-for the eleven months ended November 30, 2012, $27.5 million of revenue and $5.9 million of direct operating expenses.

(b)	For the nine months ended September 30, 2013:

Thousands of dollars	Permian Basin Assets	Whiting Assets	Total Pro Forma Adjustments

Depletion, depreciation and amortization	$8,799	$34,113	$42,912

General and administrative expenses	375	(3,005)	(2,630)

Record incremental depletion, depreciation and accretion expense related to the acquired assets. Record incremental general and administrative expenses of $1.0 million and an adjustment to remove acquisition transaction costs from general and administrative expenses related to the Whiting Assets of $3.6 million, which was included in the Partnership’s historical consolidated statement of operations.

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For the year ended December 31, 2012:

Thousands of dollars	Permian Basin Assets	Whiting Assets	AEO Assets	Total Pro Forma Adjustments

Depletion, depreciation and amortization	$4,833	$66,513	$6,903	$78,249

General and administrative expenses	765	600	(365)	1,000

Record incremental depletion, depreciation and accretion expense related to the acquired assets. Record incremental general and administrative expenses of $1.4 million and an adjustment to remove acquisition transaction costs from general and administrative expenses related to the AEO Assets of $0.4 million, which was included in the Partnership’s historical consolidated statement of operations.

(c)	Record incremental interest expense associated with bank debt and Senior Notes of approximately $531 million incurred to fund a portion of the CrownRock, Lynden, Whiting and AEO acquisitions; the assumed variable rate was 2.721% and 2.626% for the nine months ended September 30, 2013 and the year ended December 31, 2012, respectively. If the variable interest rate increased or decreased by 0.125% from the assumed variable rate, the annual pro forma interest expense would have increased or decreased by $1.7 million. We assumed a fixed rate of 7.875% on our Senior Notes debt.

- for the nine months ended September 30, 2013, $17.6 million.

- for the year ended December 31, 2012, $27.2 million.

Record incremental amortization of debt issuance costs incurred in connection with our Second Amended and Restated Credit Agreement.

- for the nine months ended September 30, 2013, $0.9 million.

- for the year ended December 31, 2012, $1.8 million.

(d)	For the year ended December 31, 2012 and for the nine months ended September 30, 2013, give effect, as of January 1, 2012, of the 3.01 million Common Units issued to AEO as partial consideration for the AEO Assets and the 9.2 million Common Units issued in February 2012, 11.5 million Common Units issued in November 2012, and 14.95 million Common Units issued in February 2013 to the denominator for calculating net income (loss) per unit. Also, include weighted average participating securities and dilutive units (previously not included in the denominator of net income (loss) per unit) as the pro forma combined statement of operations is in an income position compared to a loss position for the Partnership’s historical statement of operations for the year ended December 31, 2012.

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5. Supplemental Oil and Gas Information (Unaudited)

The following table sets forth certain unaudited pro forma information regarding estimates of the Partnership’s proved oil and natural gas reserves for the year ended December 31, 2012, giving effect to the CrownRock Acquisition, the Lynden Acquisition and the Whiting Acquisition as if it had occurred on January 1, 2012. The AEO Acquisition was already included in the Partnership’s proved reserves as of December 31, 2012. Because oil reserve estimates are inherently imprecise and require extensive judgments of reservoir engineering data, they are generally less precise than estimates made in conjunction with financial disclosures.

The unweighted average first-day-of-the-month oil and natural gas prices used to determine our historical total estimated proved reserves as of December 31, 2012 were $95.97 per Bbl of oil for Michigan, California, Oklahoma, Texas and Florida, $76.79 per Bbl of oil for Wyoming and $4.12 per MMBtu of natural gas.

	BreitBurn Energy Partners L.P.			Whiting Assets			Permian Basin Assets			BreitBurn Energy Partners L.P.
	Historical			Historical			Historical (a)			Pro Forma
	Total	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas
	(MBoe)	(MBbl)	(MMcf)	(MBoe)	(MBbl)	(MMcf)	(MBoe)	(MBbl)	(MMcf)	(MBoe)	(MBbl)	(MMcf)
Proved Reserves
Beginning balance	151,106	52,682	590,543	36,011	34,406	9,636	3,820	2,867	5,718	190,938	89,955	605,897
Revision of previous estimates	(27,086)	3,852	(185,627)	12,020	11,504	3,090	2,020	1,090	5,580	(13,047)	16,446	(176,957)
Extensions, discoveries and other additions	-	-	-	-	-	-	4,809	3,265	9,265	4,809	3,265	9,265
Purchase of reserves in-place	33,696	26,092	45,625	-	-	-	2,397	1,589	4,846	36,093	27,681	50,471
Production	(8,318)	(3,652)	(27,997)	(2,966)	(2,885)	(488)	(381)	(252)	(776)	(11,666)	(6,789)	(29,261)

Ending balance	149,398	78,974	422,544	45,065	43,025	12,238	12,665	8,559	24,633	207,127	130,558	459,415

Proved Developed Reserves
Beginning balance	131,462	47,813	501,891	31,337	29,796	9,243	3,820	2,867	5,718	166,618	80,476	516,852
Ending balance	119,721	59,158	363,378	32,477	30,914	9,372	5,354	3,502	11,111	157,551	93,574	383,861
Proved Undeveloped Reserves								-	-	-	-	-
Beginning balance	19,644	4,869	88,652	4,674	4,610	393	-	-	-	24,320	9,479	89,045
Ending balance	29,677	19,816	59,167	12,588	12,111	2,866	7,311	5,057	13,522	49,577	36,984	75,555

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(a)	The following table sets forth pro forma information regarding estimates of the acquired Permian Basin Assets proved oil and natural gas reserves for the year ended December 31, 2012:

	CrownRock L.P.			Lynden USA Inc.			Permian Basin Assets
	Historical			Historical			Historical
	Total	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas
	(MBoe)	(MBbl)	(MMcf)	(MBoe)	(MBbl)	(MMcf)	(MBoe)	(MBbl)	(MMcf)
Proved Reserves
Beginning balance	3,775	2,834	5,646	45	33	72	3,820	2,867	5,718
Revision of previous estimates	2,004	1,085	5,514	16	5	66	2,020	1,090	5,580
Extensions, discoveries and other additions	4,542	3,068	8,843	267	197	422	4,809	3,265	9,265
Improved recovery	-	-	-	-	-	-	-	-	-
Purchase of reserves in-place	1,666	1,133	3,200	730	456	1,646	2,397	1,589	4,846
Sale of reserves in-place	-	-	-	-	-	-	-	-	-
Production	(362)	(241)	(723)	(20)	(11)	(53)	(381)	(252)	(776)

Ending balance	11,625	7,879	22,480	1,038	680	2,153	12,665	8,559	24,633

Proved Developed Reserves
Beginning balance	3,775	2,834	5,646	45	33	72	3,820	2,867	5,718
Ending balance	4,940	3,255	10,111	414	247	1,000	5,354	3,502	11,111
Proved Undeveloped Reserves
Beginning balance	-	-	-	-	-	-	-	-	-
Ending balance	6,686	4,624	12,369	625	433	1,153	7,311	5,057	13,522

The unweighted average first-day-of-the-month oil and natural gas prices used to determine the estimated proved reserves of the Permian Basin Assets as of December 31, 2012 were $91.21 per Bbl and $2.76 per Mcf of natural gas.

Summarized in the following table is information for the Partnership’s unaudited pro forma standardized measure of discounted cash flows relating to estimated proved reserves as of December 31, 2012, giving effect to the CrownRock Assets and the Lynden Assets. The standardized measure of discounted future net cash flows was determined based on the economic conditions in effect at December 31, 2012. The disclosures below do not purport to present the fair market value of the Partnership’s oil and gas reserves. An estimate of the fair market value would also take into account, among other things, the recovery of reserves in excess of proved reserves, anticipated future changes in prices and costs, a discount factor more representative of the time value of money and risks inherent in reserve estimates. The pro forma standardized measure of discounted future net cash flows is presented as follows:

	BreitBurn Energy Partners L.P.	Whiting Assets	Permian Basin Assets	BreitBurn Energy Partners L.P.
Thousands of dollars	Historical	Historical	Historical (a)	Pro Forma
Future cash inflows	$8,512,018	$3,697,226	$948,001	$13,157,245
Future development costs	(728,577)	(308,732)	(145,907)	(1,183,216)
Future production expense	(3,950,308)	(1,390,023)	(293,128)	(5,633,459)
Future net cash flows	3,833,133	1,998,471	508,966	6,340,570
Discounted at 10% per year	(1,843,238)	(1,013,261)	(322,598)	(3,179,097)
Standardized measure of discounted future net cash flows	$1,989,895	$985,210	$186,368	$3,161,473

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(a)	The following table sets forth the pro forma standardized measure of discounted future net cash flows for the acquired Permian Basin Assets as follows:

	CrownRock L.P.	Lynden USA Inc.	Permian Basin Assets
Thousands of dollars	Historical	Historical	Historical
Future cash inflows	$871,276	$76,725	$948,001
Future development costs	(132,434)	(13,473)	(145,907)
Future production expense	(269,173)	(23,955)	(293,128)
Future net cash flows	469,669	39,297	508,966
Discounted at 10% per year	(296,452)	(26,146)	(322,598)
Standardized measure of discounted future net cash flows	$173,217	$13,151	$186,368

The following table sets forth unaudited pro forma information for the principal sources of changes in the standardized measure of discounted future net cash flows for the year ended December 31, 2012, giving effect to the CrownRock Assets, the Lynden Assets and the Whiting Assets:

	BreitBurn Energy Partners L.P.	Whiting Assets	Permian Basin Assets	BreitBurn Energy Partners L.P.
Thousands of dollars	Historical	Historical	Historical (a)	Pro Forma
Beginning balance	$1,659,301	$983,002	$57,996	$2,700,299

Sales and transfers, net of production expense	(218,088)	(177,362)	(21,796)	(417,246)
Net change in sales and transfer prices, net of production expense	(320,533)	(166,834)	(2,386)	(489,753)
Previously estimated development costs incurred during year	61,767	67,356	27,038	156,161
Changes in estimated future development costs	(41,372)	(215,881)	(23,896)	(281,149)
Extensions, discoveries and improved recovery, net of costs	-		67,712	67,712
Purchase of reserves in place	530,532	-	35,858	566,390
Revision of quantity estimates and timing of estimated production	152,358	396,629	40,042	589,029
Accretion of discount	165,930	98,300	5,800	270,030

Ending balance	$1,989,895	$985,210	$186,368	$3,161,473

(a)	The following table sets forth pro forma principal sources of changes in standardized measure of discounted future net cash flows for the acquired Permian Basin Assets as follows:

	CrownRock L.P.	Lynden USA Inc.	Permian Basin Assets
Thousands of dollars	Historical	Historical	Historical
Beginning balance	$57,429	$567	$57,996

Sales and transfers, net of production expense	(20,731)	(1,065)	(21,796)
Net change in sales and transfer prices, net of production expense	(2,367)	(19)	(2,386)
Previously estimated development costs incurred during year	20,095	6,943	27,038
Changes in estimated future development costs	(17,602)	(6,294)	(23,896)
Extensions, discoveries and improved recovery, net of costs	65,069	2,643	67,712
Purchase of reserves in place	25,644	10,214	35,858
Revision of quantity estimates and timing of estimated production	39,937	105	40,042
Accretion of discount	5,743	57	5,800

Ending balance	$173,217	$13,151	$186,368

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